TRANSAMERICA INVESTORS, INC.
Supplement dated June 1, 2007 to the Statement of Additional Information dated May 1, 2007
The following supplements page 40 of the Statement of Additional Information under the section “Other Information”:
Disclosure of Portfolio Holdings
The Funds publish their holdings on the website at www.transamericafunds.com 30 days after the end of each month. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the Funds. The Funds may then forward the information to investors and consultants requesting it.
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Investors Should Retain This Supplement for Future Use